UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

LAPORTE BANCORP, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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April 4, 2011

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of LaPorte Bancorp, Inc., the parent company of The LaPorte Savings Bank. The Annual Meeting will be held at our main office, located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 10, 2011.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of LaPorte Bancorp, Inc. Our directors and officers, as well as a representative of our independent registered public auditing firm, will be present to respond to any appropriate questions that stockholders may have. The business to be conducted at the Annual Meeting includes the election of four directors, a proposal to approve the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan, and the ratification of the appointment of Crowe Horwath LLP as the independent registered public auditing firm for the year ending December 31, 2011.

Our Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of LaPorte Bancorp, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

Also enclosed for your review is our Annual Report for the year ended December 31, 2010, which contains detailed information concerning our activities and operating performance. On behalf of the Board of Directors, please take a moment now to complete, sign, date and return the proxy card in the postage-paid envelope provided. Voting in advance of the Annual Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

Lee A. Brady
President and Chief Executive Officer

LAPORTE BANCORP, INC.

710 Indiana Avenue

LaPorte, Indiana 46350

(219) 362-7511

NOTICE OF

2011 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 10, 2011

Notice is hereby given that the 2011 Annual Meeting of Stockholders of LaPorte Bancorp, Inc. will be held at our main office located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 10, 2011.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of four directors of LaPorte Bancorp, Inc.;

2.	The approval of the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan;

3.	The ratification of the appointment of Crowe Horwath LLP as the independent registered public auditing firm for LaPorte Bancorp, Inc. for the year ending December 31, 2011; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 21, 2011 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE YOUR SHARES BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF LAPORTE BANCORP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM THE RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

Our Proxy Statement, 2010 Annual Report and Proxy Card are available at http://www.RRDEZProxy.com/2011/LaPortebancorpinc. If you need directions to attend the Annual Meeting and to vote in person, please call us at 1-866-362-7511.

By Order of the Board of Directors

Russell L. Klosinski
Corporate Secretary

LaPorte, Indiana

April 4, 2011

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

LAPORTE BANCORP, INC.

710 Indiana Avenue

LaPorte, Indiana 46350

(219) 362-7511

2011 ANNUAL MEETING OF STOCKHOLDERS

May 10, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of LaPorte Bancorp, Inc. to be used at our Annual Meeting of Stockholders of LaPorte Bancorp, Inc., which will be held at our main office, located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 10, 2011, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 4, 2011.

VOTING AND PROXY PROCEDURE

Who Can Vote at the Meeting

You are entitled to vote your LaPorte Bancorp, Inc. common stock if the records of LaPorte Bancorp, Inc. show that you held your shares as of the close of business on March 21, 2011. If your shares are held through a broker, bank or similar holder of record, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker or other holder of record how to vote by filling out a voting instruction form that accompanies these proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.

As of the close of business on March 21, 2011, there were 4,586,363 shares of LaPorte Bancorp, Inc. common stock outstanding, including 2,522,013 shares of common stock held by LaPorte Savings Bank, MHC, the mutual holding company for The LaPorte Savings Bank. Each share of common stock has one vote.

Attending the Meeting

If you were a stockholder as of the close of business on March 21, 2011, you may attend the meeting. However, if your shares of LaPorte Bancorp, Inc. common stock are held in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of LaPorte Bancorp, Inc. common stock held in street name in person at the meeting, you will have to get a written proxy in your name from your broker, bank or other holder of record.

Quorum and Vote Required for Proposals

Quorum. A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting, in person or by proxy, to constitute a quorum for the transaction of business.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect four directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the proposal to approve the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote on the proposal including the shares held by LaPorte Savings Bank, MHC (“Vote Standard A”) and by the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, excluding the shares held by LaPorte Savings Bank, MHC (“Vote Standard B”).

In voting on the ratification of the appointment of Crowe Horwath LLP as LaPorte Bancorp, Inc.’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of Crowe Horwath LLP as our independent registered public accounting firm for fiscal 2011, the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote on the proposal is required.

Broker Non-Votes. If you do not provide your broker or other record holder with voting instructions on certain non-routine matters (e.g., the election of directors), your broker will not have discretion to vote your shares on these matters. A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to routine matters, but does not vote on non-routine matters because you did not provide voting instructions on these matters. In the case of a routine matter (e.g., the ratification of the independent auditors), your broker or other holder of record is permitted to vote your shares in the record holder’s discretion if you have not provided voting instructions.

How Votes Are Counted. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum.

In counting votes for the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to approve the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan, with respect to Vote Standard A, abstentions and broker non-votes will have the same effect as a negative vote. For Vote Standard B, abstentions and broker non-votes will have no effect on the voting.

In counting votes on the proposal to ratify the selection of the independent registered public accountants, abstentions will have the same effect as a vote against the proposal.

Vote by LaPorte Savings Bank, MHC. Because LaPorte Savings Bank, MHC owns more than 50% of the Company’s outstanding common stock, the votes that LaPorte Savings Bank, MHC casts will ensure the presence of a quorum and will control the outcome of the vote on all proposals except the proposal to approve the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan.

Voting by Proxy

LaPorte Bancorp, Inc.’s Board of Directors is sending you this proxy statement to request that you allow your shares of LaPorte Bancorp, Inc. common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of LaPorte Bancorp, Inc. common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by LaPorte Bancorp, Inc.’s Board of Directors.

The Board of Directors recommends that you vote:

•	for each of the nominees for director;

•	for approval of the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan; and

•	for ratification of the appointment of Crowe Horwath LLP as LaPorte Bancorp, Inc.’s independent registered public accounting firm;

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned for less than 30 days, your LaPorte Bancorp, Inc. common stock may be voted by the persons named in the proxy card on the new meeting date, provided you have not revoked your proxy. LaPorte Bancorp, Inc. does not currently know of any other matters to be presented at the meeting.

If you have any questions about voting, please contact Phoenix Advisory Partners, LLC at 877-478-5038 or 212-493-3901 (Banks and Brokers only).

Participants in the ESOP or 401(k) Plan. If you participate in The LaPorte Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold LaPorte Bancorp, Inc. common stock through the Savings Plan for Employees of The LaPorte Savings Bank (the “401(k) Plan”), you will receive vote authorization forms for the plans that reflect all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of LaPorte Bancorp, Inc. common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to provide instructions for all shares credited to his or her 401(k) Plan account and held in the LaPorte Bancorp, Inc. Stock Fund. Shares for which no voting instructions are given or for which instructions were not timely received will be voted in the same proportion as shares for which voting instructions were received. The deadline for returning your voting instructions is May 3, 2011.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies may be revoked by sending written notice of revocation to the Secretary of LaPorte Bancorp, Inc., Russell L. Klosinski, at the address shown above. You may also revoke your proxy by returning a duly executed proxy bearing a later date, as described on your Proxy Card, or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy will not revoke such proxy unless the record stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of LaPorte Bancorp, Inc. prior to the voting of such proxy.

STOCK OWNERSHIP

Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth, as of March 21, 2011, the shares of our common stock beneficially owned by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)	Percent of Shares of Common Stock Outstanding

LaPorte Savings Bank, MHC 710 Indiana Avenue LaPorte, Indiana 46350	2,522,013	54.99%

LaPorte Savings Bank, MHC, and all of our directors and executive officers as a group (13 directors and officers) (2)	2,661,837	58.04%

(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Beneficial ownership includes all shares held directly, as well as shares held by spouses, minor children or in trust or other indirect form of ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)

Includes shares of common stock held by LaPorte Savings Bank, MHC, of which our executive officers and directors are also executive officers and directors. Excluding shares of common stock held by LaPorte Savings Bank, MHC, as of March 21, 2011 our executive officers and directors owned 139,824 shares of common stock, or 3.05% of the outstanding shares. This does not include 144,715 unallocated shares held in the Employee Stock Ownership Plan (“ESOP”). Theses shares are voted by the trustee in the same proportion as the allocated shares are voted by the ESOP participants.

PROPOSAL I — ELECTION OF DIRECTORS

Our Board of Directors consists of ten members. Our Bylaws provide that approximately one-third of the directors are to be elected annually. Our directors are generally elected to serve for a term of three years, or a shorter term if the director is elected to fill a vacancy, and until their respective successors are elected and qualified. Four directors will be elected at the annual meeting to serve for a term of three years and until their successors are elected and qualified. The Board of Directors has nominated Lee A. Brady, Paul G. Fenker, Ralph F. Howes and Robert P. Rose for election as directors at the annual meeting. Each of the Board of Directors’ nominees is currently a member of the Board of Directors.

The table below sets forth certain information regarding the composition of our Board of Directors and our executive officers who are not directors as of March 21, 2011, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected. None of the shares beneficially owned by directors, executive officers or nominees for election to the Board of Directors have been pledged as security.

Name(1)	Age	Positions Held in LaPorte Bancorp, Inc.	Director Since(2)	Current Term to Expire	Shares of Common Stock Beneficially Owned(3)	Percent of Class

NOMINEES

Lee A. Brady	65	President, Chief Executive Officer and Director	1989	2011	20,815(7)	*

Paul G. Fenker	66	Chairman of the Board	1979	2011	15,600(8)	*

Ralph F. Howes	62	Director	2003	2011	17,250(9)	*

Robert P. Rose	49	Director	2010	2011	3,000(10)	*

DIRECTORS CONTINUING IN OFFICE

L. Charles Lukmann, III	57	Director	2007	2012	20,088(4)	*

Thomas D. Sallwasser	86	Director	1976	2012	5,000	*

Michele M. Thompson	51	Executive Vice President, Chief Financial Officer and Director	2007	2012	14,109(5)	*

Mark A. Krentz	58	Director	2001	2013	1,000	*

Jerry L. Mayes	70	Vice Chairman of the Board	1991	2013	10,000(6)	*

Dale A. Parkison	49	Director	2007	2013	7,000	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Russell L. Klosinski	61	Executive Vice President, Chief Credit Officer and Cashier	N/A	N/A	14,023(11)	*

Kevin N. Beres	50	Senior Vice President, Commercial Lending	N/A	N/A	11,445(12)	*

Patrick W. Collins	39	Senior Vice President, Mortgage Warehouse Lending	N/A	N/A	494(13)	*

(footnotes begin on following page)

*	Less than 1%.
(1)	The mailing address for each person listed is 710 Indiana Avenue, LaPorte, Indiana 46350.
(2)

Reflects date of initial appointment to the Board of Trustees of The LaPorte Savings Bank. Each director of LaPorte Bancorp, Inc. is also a director of LaPorte Savings Bank, MHC, which owns the majority of the issued and outstanding shares of LaPorte Bancorp, Inc.’s common stock.

(3)	See definition of “beneficial ownership” in the footnotes to the table under “Stock Ownership” above.
(4)	Includes 5,000 shares held by Mr. Lukmann’s IRA.
(5)	Includes 10,000 shares held in Ms. Thompson’s IRA, 2,759 shares held in her 401(k) and 1,350 shares held through the ESOP.
(6)	All of Mr. Mayes’ shares are held in trust.
(7)	Includes 15,969 shares held by Mr. Brady’s 401(k) and 2,096 shares held through the ESOP.
(8)	Includes 10,550 shares held by Mr. Fenker’s IRA and 5,000 shares held by Mr. Fenker’s spouse’s IRA.
(9)	Includes 14,750 shares held by Mr. Howes’ IRA.
(10)	Includes 3,000 shares held by Mr. Rose’s IRA.
(11)	Includes 10,630 shares held by Mr. Klosinski’s 401(k) and 1,393 shares held through the ESOP.
(12)	Includes 6,592 shares held by Mr. Beres’ 401(k), 3,000 shares held in his IRA and 853 shares held through the ESOP.
(13)	Includes 494 shares held through Mr. Collins’ ESOP.

Directors

The principal occupation during the past five years of each of our directors is set forth below. All directors have held their present positions for five years unless otherwise stated.

Lee A. Brady has served as President and Chief Executive Officer of The LaPorte Savings Bank since 1989 and LaPorte Bancorp, Inc. since its formation in 2007. Mr. Brady began his career at The LaPorte Savings Bank in 1974. Mr. Brady is a graduate of Indiana University and the Graduate School of Banking at the University of Wisconsin-Madison. We believe Mr. Brady’s long experience as a successful chief executive officer in both favorable and unfavorable economic climates makes him a valuable director.

Paul G. Fenker joined The LaPorte Savings Bank Board in 1979. In 2007, he was appointed to the Boards of LaPorte Savings Bank, MHC and LaPorte Bancorp, Inc. Mr. Fenker is the owner of Fenker’s Finer Furniture in LaPorte. Mr. Fenker attended Ball State University. We believe Mr. Fenker’s long experience with the local business community gives him unique insights into the challenges and opportunities that we face and makes him a valuable director.

Ralph F. Howes joined The LaPorte Savings Bank Board in 2003. In 2007, he was appointed to the Boards of LaPorte Savings Bank, MHC and LaPorte Bancorp, Inc. He is a senior partner in the law firm of Howes & Howes, LLP. Mr. Howes is a graduate of Indiana University and received his Juris Doctorate degree from Valparaiso University. We believe Mr. Howes background as a business lawyer provides the Board of Directors with a unique perspective in addressing the legal requirements that we must satisfy and makes him a valuable director.

Mark A. Krentz joined The LaPorte Savings Bank Board in 2001. In 2007, he was appointed to the Boards of LaPorte Savings Bank, MHC and LaPorte Bancorp, Inc. Mr. Krentz is the Chief Executive Officer of Thanhardt Burger, a local manufacturing company that works nationally with framing and fine art clients. Mr. Krentz is a graduate of Purdue University and received a certificate in Business Administration from Notre Dame. We believe Mr. Krentz’s long experience with the local business community and as a successful chief executive officer makes him a valuable director.

L. Charles Lukmann III was appointed to the Boards of LaPorte Savings Bank, MHC, LaPorte Bancorp, Inc., and The LaPorte Savings Bank in 2007. Mr. Lukmann served as a director of City Savings Financial from 2004 to 2007. Mr. Lukmann has served as partner of Harris, Welsh & Lukmann, a law firm based in Chesterton, Indiana, since 1979. He is also a member of Woodlake Springs LLC and of Ennis Builders LLC. We believe Mr. Lukmann’s long experience in banking, law and the Chesterton business community makes him a valuable director.

Jerry L. Mayes joined The LaPorte Savings Bank Board in 1991. In 2007, he was appointed to the Boards of LaPorte Savings Bank, MHC and LaPorte Bancorp, Inc. Mr. Mayes is retired from Mayes Management, which manages rental properties. Mr. Mayes is a graduate of Indiana University. We believe Mr. Mayes long experience in real estate and business in the local community makes him a valuable director.

Dale A. Parkison, C.P.A. was appointed to the Boards of LaPorte Savings Bank, MHC, LaPorte Bancorp, Inc., and The LaPorte Savings Bank in 2007. Mr. Parkison served as a director of City Savings Financial from 2004 to 2007. Mr. Parkison has served as President of Parkison & Hinton, Inc. P.C., a certified public auditing firm, since 1992. We believe Mr. Parkison’s long experience in public accounting and in banking makes him a valuable director.

Robert P. Rose was appointed to the Boards of LaPorte Savings Bank, MHC, LaPorte Bancorp, Inc., and The LaPorte Savings Bank in August 2010. Mr. Rose has more than twenty-five years of financial industry experience, with an emphasis on strategic planning and investment and trust management. He is the President of Harbour Trust & Investment Management Company in Michigan City, Indiana, and is a Notre Dame graduate with a Bachelor’s of Science degree in Business Administration and a concentration in Accounting. He has demonstrated his commitment to our community through volunteering his leadership skills to several organizations in Northwest Indiana over the course of his career. We believe Mr. Rose’s many years of experience in the financial services industry and his knowledge of our community make him a valuable director.

Thomas D. Sallwasser joined The LaPorte Savings Bank Board in 1976. In 2007, he was appointed to the Boards of LaPorte Savings Bank, MHC and LaPorte Bancorp, Inc. He is retired from the law firm of Sallwasser & McCain. Mr. Sallwasser is a graduate of Indiana University and received his Juris Doctorate degree from Indiana University. We believe Mr. Sallwasser’s long experience in law makes him a valuable director.

Michele M. Thompson serves as Chief Financial Officer and Executive Vice President of LaPorte Bancorp, Inc., and has served as Chief Financial Officer of The LaPorte Savings Bank since 2003, Vice President since 2004 and was named Executive Vice President in 2007. Ms. Thompson has more than 30 years of banking experience. Ms. Thompson is a graduate of Ball State University and holds a Master’s of Business Administration from Indiana University South Bend. We believe Ms. Thompson’s experience in banking and as a chief financial officer provides the Board of Directors with the unique perspective of someone experienced in financial, accounting and banking and makes her a valuable director.

Executive Officers who are not Directors

The principal occupation during the past five years of each of our executive officers that are not also directors is set forth below. All executive officers have held their present positions for five years unless otherwise stated.

Russell L. Klosinski has been with The LaPorte Savings Bank since 1985. Mr. Klosinski was hired as an Assistant Vice President/Consumer Lending and is currently Executive Vice President, Chief Credit Officer and Cashier. Mr. Klosinski had more than 12 years of lending experience prior to joining The LaPorte Savings Bank. Mr. Klosinski is a graduate of Purdue University and the Graduate School of Banking at the University of Wisconsin-Madison as well as the Commercial Lending School in Norman, Oklahoma.

Kevin N. Beres has served as Vice President/Commercial Lending of The LaPorte Savings Bank since 2007 and was promoted to Senor Vice President/Commercial Lending in 2009. Mr. Beres had more than 13 years of banking experience prior to joining The LaPorte Savings Bank. Mr. Beres is a graduate of Indiana University School of Business with a degree in Marketing and Management. Mr. Beres has completed numerous courses through Indiana Bankers Association and Community Bankers Association and is currently attending the Graduate School of Banking at the University of Wisconsin–Madison.

Patrick W. Collins joined The LaPorte Savings Bank in April 2009 as Vice President, Mortgage Warehouse Lending with more than twelve years of warehouse lending experience. In 2010, he was promoted to Senior Vice President. Mr. Collins is a graduate of DeVry University in Columbus, Ohio, with a Bachelor’s degree in Accounting.

Board Independence

The Board of Directors has determined that all directors except for directors Brady and Thompson are “independent” within the meaning of the rules of the NASDAQ Stock Market LLC (“Nasdaq”). Mr. Brady and Ms. Thompson are not independent because they are employees of The LaPorte Savings Bank. In determining the independence of its members, the Board of Directors considered certain transactions, relationships and arrangements between LaPorte Bancorp, Inc. and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions With Certain Related Persons,” including: loans or lines of credit that The LaPorte Savings Bank has directly or indirectly made to directors; the legal services rendered by Sallwasser & McCain, director Sallwasser’s former law firm prior to his retirement; and a referral agreement between The LaPorte Savings Bank and Harbour Trust & Investment Management Company, a financial services company of which Mr. Rose serves as President. These transactions were not material to LaPorte Bancorp, Inc. or the directors.

Board Structure and Risk Oversight

We maintain a Chief Executive Officer and a Chairman of the Board in management of LaPorte Bancorp, Inc., and its subsidiary, The LaPorte Savings Bank. The Chief Executive Officer is responsible for setting the strategic direction for LaPorte Bancorp, Inc. and the day-to-day leadership and performance of LaPorte Bancorp, Inc. while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the full Board.

The Board of Directors is actively involved in oversight of risks that could affect LaPorte Bancorp, Inc. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within LaPorte Bancorp, Inc. as well as through internal and external audits. Risks relating to the direct operations of The LaPorte Savings Bank are further overseen by the Board of Directors of The LaPorte Savings Bank, who are the same individuals who serve on the Board of Directors of LaPorte Bancorp, Inc. The Board of Directors of The LaPorte Savings Bank also has additional committees that conduct risk oversight separate from LaPorte Bancorp, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Meetings and Committees of the Board of Directors

The business of LaPorte Bancorp, Inc. is conducted at regular and special meetings of the full Board and its standing committees. The standing committees consist of the Audit, Governance/Nominating and Compensation Committees. During the year ended December 31, 2010, the Board of Directors of LaPorte Bancorp, Inc. held 16 regular meetings and no special meetings and the Board of Directors of The LaPorte Savings Bank held 25 regular meetings and no special meetings. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served).

Audit Committee

The Audit Committee consists of Messrs. Fenker, Mayes, Parkison and Howes. Each member of the Audit Committee is independent in accordance with the rules of Nasdaq and the Securities and Exchange Commission. The Board of Directors of LaPorte Bancorp, Inc. has designated Mr. Parkison as Chairman of the Audit Committee and has determined that Mr. Parkison is an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.laportesavingsbank.com.

Report of the Audit Committee

Our management is primarily responsible for our internal controls and financial reporting process. However, the Audit Committee is responsible for the relationship between our independent auditor and us. The Audit Committee also receives reports with respect to our financial reporting, internal control over financial reporting and disclosure controls. In addition, the Audit Committee reviews our unaudited interim financial statements and audited year end financial statements. Finally, the Audit Committee maintains a procedure for confidential employee complaints regarding accounting matters.

The Audit Committee met eight times during the year ended December 31, 2010. During these and subsequent meetings:

•	Management represented to the Audit Committee that our consolidated financial statements for the year ended December 31, 2010 were prepared in accordance with generally accepted accounting principles.

•	The Audit Committee reviewed and discussed such consolidated financial statements with management and the independent auditor.

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The Audit Committee discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including the quality (not just the acceptability) of the relevant accounting principles, the reasonableness of the significant judgments, and the clarity of the included disclosures.

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The Audit Committee received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditor its independence from us and management.

•	The Audit Committee met with the independent auditor (with and without management present) to discuss the results of its examination and the overall quality of our financial reporting.

In performing these functions, the Audit Committee acted only in an oversight capacity. In this oversight role, the Audit Committee relied on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and on the independent auditor which, in its report, expressed an opinion on the conformity of our financial statements to generally accepted accounting principles. The Audit Committee’s oversight did not provide it with an independent basis to determine whether management maintained appropriate accounting and financial accounting standards and complied with applicable laws and regulations. Furthermore, the Audit Committee’s review and discussions with management and the independent auditor did not assure that our financial statements were audited in accordance with generally accepted auditing standards or that our independent auditor was in fact “independent.”

In reliance on the above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of Crowe Horwath LLP as our independent auditor for the year ending December 31, 2011.

This report has been provided by the Audit Committee, which consists of directors Fenker, Mayes, Parkison and Howes.

Governance/Nominating Committee

The Governance/Nominating Committee consists of Messrs. Fenker, Howes, Lukmann, Krentz and Sallwasser. Mr. Howes is the Governance/Nominating Committee Chairman.

Each member of the Governance/Nominating Committee is independent in accordance with Nasdaq rules. The Governance/Nominating committee of LaPorte Bancorp, Inc. met four times during the year ended December 31, 2010. Our Board of Directors has adopted a written charter for the Governance/Nominating Committee, which is available at our website at www.laportesavingsbank.com.

The functions of the Governance/Nominating Committee include the following:

•	identifying individuals qualified to become members of the Board of Directors and recommending director nominees to the Board of Directors;

•	developing and recommending to the Board of Directors standards for the selection of individuals to be considered for election or re-election to the Board of Directors;

•	adopting procedures and considering the submission of recommendations by stockholders for nominees for election to the Board of Directors;

•

reviewing the structure and performance of the Board of Directors and its committees and making recommendations with respect to the Board of Directors and its committees, including size and composition; and

•	making recommendations regarding developing corporate governance guidelines.

The Governance/Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. We will also consider the possible impact of adding new directors on the overall smooth functioning of the Board. Accordingly, the Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Committee does not perceive a need to increase the size, or change the composition, of the Board.

The Committee is authorized by its charter to engage a third party to assist in the identification of director nominees, if it chooses to do so. In considering director candidates, the Governance/Nominating Committee will seek persons who, at a minimum, satisfy the following criteria:

•	the highest personal and professional ethics and integrity and values that are compatible with our values;

•	experience and achievements that have given them the ability to exercise and develop good business judgment;

•	a willingness to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	a familiarity with the communities in which we operate and/or active engagement in community activities;

•	involvement in other activities or interests that do not create a conflict with responsibilities to LaPorte Bancorp, Inc. and its stockholders; and

•	the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The Governance/Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under Nasdaq rules. Although the Governance/Nominating Committee and the Board of Directors does not have a formal policy with regard to the consideration of diversity in identifying director nominees, diversity is considered in the identification process.

While attributes such as relevant experience, financial acumen, and formal education are always considered in the identification process, the Governance/Nominating Committee and the Board of Directors will also evaluate a potential director nominee’s personal character, community involvement, and willingness to serve so that he or she can help further our role as a community-based financial institution.

Procedures for the Recommendation of Director Nominees by Stockholders. The Governance/Nominating Committee has adopted procedures for stockholders to submit to the Governance/Nominating Committee stockholder recommendations for director nominees. If a determination is made that an additional candidate is needed for the Board of Directors, the Governance/Nominating Committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to us at 710 Indiana Avenue, LaPorte, Indiana 46350, Attention: Chairman, Governance/Nominating Committee. The Chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of our proxy materials for the preceding year’s annual meeting.

The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

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the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

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the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of LaPorte Bancorp, Inc. or its affiliates;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement of the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in our Bylaws. See “Advance Notice of Nominations and Business to be Conducted at an Annual Meeting” below.

Stockholder Communications with the Board. A stockholder of LaPorte Bancorp, Inc. who wants to communicate with the Board of Directors or with any individual director can write to us at 710 Indiana Avenue, LaPorte, Indiana 46350, Attention: Chairman, Governance/Nominating Committee. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chairman will:

•	forward the communication to the director or directors to whom it is addressed;

•

attempt to handle the inquiry directly, or forward the communication for response by another employee of LaPorte Bancorp, Inc. For example, a request for information about us on a stock-related matter may be forwarded to our stockholder relations officer; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, the Chairman shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

The Compensation Committee

The Compensation Committee consists of Messrs. Mayes, Krentz, Howes and Parkison. Mr. Mayes is the Compensation Committee Chairman. Each member of the Compensation Committee is independent in accordance with Nasdaq rules. The Compensation Committee of LaPorte Bancorp, Inc. met five times in the year ended December 31, 2010. Our Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.laportesavingsbank.com.

The role of the Compensation Committee is to review annually the performance and compensation levels of our executive officers and directors and recommend compensation, including salary, bonus, incentive and equity compensation of our executive officers and directors to the Board of Directors. Lee A. Brady, our President and Chief Executive Officer, and Michele M. Thompson, our Executive Vice President and Chief Financial Officer, do not participate in Compensation Committee discussions or recommendations relating to the determination of their compensation. The Compensation Committee also reviews and makes recommendations regarding certain of our other compensation policies, plans and programs. The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions.

Our Compensation Committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial performance of LaPorte Bancorp, Inc. It is intended that our compensation strategy will enable us to attract, develop and retain talented executive officers who are capable of maximizing our performance for the benefit of the stockholders. The compensation program has two key elements of total direct compensation: base salary and cash-based incentive compensation. Another component of the compensation program is benefits, such as a 401(k) program and a supplemental executive retirement plan. We intend to add a third key element to the total direct compensation, long-term equity incentives, subject to regulatory and shareholder approval of the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan. See “Proposal II— Approval of the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan”, below.

While the Compensation Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer, other executive officers and directors, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the results and scope of our operations, the experience, expertise and management skills of the executive officers and their roles in our future success, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly sized institutions. While each of the quantitative and non-quantitative factors described above was considered by the compensation committee, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and other executive officers. Rather, all factors were considered.

Base Compensation. Base salary provides compensation to our key executives based upon the individual’s respective experience, duties, and scope of responsibility. Generally, we believe that base salaries should be targeted at no less than the peer group median of salaries for executives in similar positions with similar responsibilities. The salaries of our executive and other officers are reviewed at least annually to assess our competitive position and make any necessary adjustments. Our goal is to maintain salary levels for our officers at a level consistent with base pay received by those in comparable positions at our peers. To further that goal, we obtain peer group information from industry resources. We also evaluate salary levels at the time of promotion or other change in responsibilities or as a result of specific commitments we made when a specific officer was hired. Individual performance and retention risk are also considered as part of our annual assessment.

Cash-Based Incentive Compensation. We provide performance-based cash incentive awards to our executive officers, under the cash incentive plan approved by our Compensation Committee. Cash incentives are used to motivate and reward achievement of corporate and individual performance objectives. Funding for the cash-based incentive plan is based on an assessment of our actual financial performance relative to the financial performance goals based on a combination of financial factors. For the year ended December 31, 2010, these factors included the achievement of our strategic plan objectives and specific financial targets. Determination of individual awards was based primarily on an assessment of individual performance, as well as our financial performance. The Compensation Committee believes that this funding and payment strategy provides a direct link between our financial performance and incentive compensation. No cash incentives were awarded under this plan for our 2008 fiscal year because the necessary financial targets for payouts pursuant to the terms of the plan were not met in 2008. Cash incentives were made under this plan for fiscal year 2009 and 2010 for financial targets met in 2009 and 2010. Plan payouts are made no later than March 15 following our fiscal year end. The financial targets included income, loan delinquency, regulatory compliance, and each person’s individual performance. Payouts were tiered based on position held and by whether the goal was met at the threshold, target, target plus, or maximum level of payout. Weighting was divided between company performance and individual performance, again determined by position held. Performance based quarterly cash incentives are also paid to our Mortgage Warehouse Lending Division’s officers and employees. These incentives are a percentage of base salary and are based on the Division’s quarterly return on equity which provides a direct link between our financial performance and incentive compensation in that area.

Attendance at Annual Meetings of Stockholders

Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend these meetings absent unavoidable scheduling conflicts. All of our directors attended the 2010 annual meeting of stockholders.

Code of Ethics

We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at www.laportesavingsbank.com. Amendments to and waivers from the Code of Ethics will be filed with the Securities and Exchange Commission.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. The officers and directors of LaPorte Bancorp, Inc. and beneficial owners of greater than 10% of our shares of common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership. Securities and Exchange Commission rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the shares of common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of such ownership reports, no officer, director or 10% beneficial owner of LaPorte Bancorp, Inc. failed to file such ownership reports on a timely basis during the year ended December 31, 2010.

PROPOSAL II — APPROVAL OF THE LAPORTE BANCORP, INC.

2011 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan (the “Equity Incentive Plan”), to provide officers, employees and directors of LaPorte Bancorp and LaPorte Savings Bank with incentives to promote the growth and performance of LaPorte Bancorp. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock. We will not issue awards under the Equity Incentive Plan until a related Stock Issuance Plan is approved by the Office of Thrift Supervision or its successor.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 316,561 shares of LaPorte Bancorp common stock pursuant to grants of restricted stock awards, incentive stock options and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is 226,115 (all of which may be granted as incentive stock options) and the maximum number of shares of stock that may be issued as restricted stock awards is 90,446. In addition, the maximum number of stock options and restricted stock awards that may be granted to any one individual shall be 56,528 and 22,611, respectively.

The Equity Incentive Plan will be administered by the members of LaPorte Bancorp’ Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has the authority and discretion to select the persons who will receive awards; establishing the terms and conditions relating to each award; adopting rules and regulations relating to the Equity Incentive Plan; and interpreting the Equity Incentive Plan. The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers of any one or more of its members or to a committee or to one or more member of the Board of Directors who are not “outside directors” the authority to grant certain awards.

The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of LaPorte Bancorp or a subsidiary of LaPorte Bancorp, or as the form of payment for grants or rights earned or due under any other plan or arrangement of LaPorte Bancorp or a subsidiary of LaPorte Bancorp, including the plan of any entity acquired by LaPorte Bancorp or a subsidiary of LaPorte Bancorp.

Eligibility

Employees and directors of LaPorte Bancorp or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that unless the Committee specifies a different vesting rate, no awards shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant. Awards may be granted in a combination of incentive and non-qualified stock options or restricted stock.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means (i) the final sales price of LaPorte Bancorp’s common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question, or if LaPorte Bancorp’s common stock was not traded on such date, then on the last preceding date on which any reported sale of LaPorte Bancorp common stock occurred, and without regard to after-hours trading activity in New York City, or (ii) if the shares of our common stock are not listed or admitted to trading on any such exchange, then the closing bid quotation with respect to a share of our common stock on such date, as of the close of the market and without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by personal, certified or cashiers check, (ii) by tendering stock of LaPorte Bancorp owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, or (iv) by a combination of the foregoing. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Prohibition Against Repricing of Options. The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Limitation on Awards Under the Equity Incentive Plan

The maximum number of shares of stock that may be available for awards as stock options is 226,115 and for awards of restricted stock is 90,446. The maximum number of shares of stock that may be available for awards of stock options granted to any single individual is 56,528 and for awards of restricted stock is 22,611.

To the extent any shares of stock covered by an award (including restricted stock awards) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

In the event of a corporate transaction involving the stock of LaPorte Bancorp (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options and restricted stock, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options and restricted stock and the exercise price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options and restricted stock. We will not issue awards under the Equity Incentive Plan until a related Stock Issuance Plan is approved by the Office of Thrift Supervision or its successor.

Performance Features

General. A federal income tax deduction for LaPorte Bancorp will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer). However, amounts that constitute “performance-based compensation” (as that term is used in section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any restricted stock awards granted to any participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: book value; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of LaPorte Bancorp as a whole or of any one or more subsidiaries or business units of LaPorte Bancorp or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures in certain circumstances, provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code, except to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception under section 162(m) of the internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.

Vesting of Awards

If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with LaPorte Bancorp or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement; provided, however, that unless the Committee specifies a different vesting rate, no award shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant. Notwithstanding the foregoing, all awards shall be subject to acceleration of vesting in the event of death, disability or involuntary termination of employment or service following a change in control.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control of LaPorte Bancorp, all outstanding options then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested. For the purposes of the Equity Incentive Plan, a change in control occurs when (a) LaPorte Bancorp or LaPorte Savings Bank merges into or consolidates with another entity or merges another bank or corporation into LaPorte Bancorp or LaPorte Savings Bank, and as a result, less than a majority of the combined voting power of the resulting corporation is held by persons who were stockholders of the Company or the Bank before the merger or consolidation; (b) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of LaPorte Bancorp’s or LaPorte Savings Bank’s voting securities; (c) during any period of two consecutive years, individuals who constitute

LaPorte Bancorp’s or LaPorte Savings Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of LaPorte Bancorp’ or LaPorte Savings Bank’s Board of Directors, provided that each director who is first elected by the board by a vote of at least two-thirds of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or (d) LaPorte Bancorp or LaPorte Savings Bank sells to a third party all or substantially all of its assets.

In the event of a change in control, any performance measure attached to an award under the Equity Incentive Plan shall be deemed satisfied as of the date of the change in control.

Forfeiture

The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of services with LaPorte Bancorp or its affiliate or subsidiary; any material violation of one or more of LaPorte Bancorp’s policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to LaPorte Bancorp’s business or reputation, its affiliates and/or its subsidiaries.

If LaPorte Bancorp is required to prepare an accounting restatement due to the material noncompliance of LaPorte Bancorp, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse LaPorte Bancorp the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse LaPorte Bancorp for all or any part of the amount of any payment in settlement of any award granted hereunder.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of a Participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Equity Incentive Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of LaPorte Bancorp, Inc.

Duration of Plan

The Equity Incentive Plan will become effective upon approval by the stockholders at this annual meeting. The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Equity Incentive Plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and LaPorte Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of LaPorte Bancorp or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and LaPorte Bancorp will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and LaPorte Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and LaPorte Bancorp will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. LaPorte Bancorp may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by LaPorte Bancorp.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits LaPorte Bancorp’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”). Restricted stock awards, other than performance-based restricted stock awards, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. “Qualified performance-based compensation” is not subject to this limit and is fully deductible by LaPorte Bancorp. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. LaPorte Bancorp expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. LaPorte Bancorp suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under FASB ASC Topic 718, LaPorte Bancorp is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

The Board of Directors recommends that stockholders vote “FOR” approval of the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan.

PROPOSAL III — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC AUDITING FIRM

Our independent registered public auditing firm for the year ended December 31, 2010 was Crowe Horwath LLP. Our Audit Committee has approved the engagement of Crowe Horwath LLP to be our independent registered public auditing firm for the year ending December 31, 2011, subject to the ratification of the engagement by our stockholders as required by our Bylaws. At the annual meeting, the stockholders will consider and vote on the ratification of the engagement of Crowe Horwath LLP for the year ending December 31, 2011. A representative of Crowe Horwath LLP is expected to attend the annual meeting to respond to appropriate questions and to make a statement if they so desire.

Although stockholder ratification of the independent registered public auditing firm is required by our Bylaws, even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public auditing firm at any time during the year if it determines that such change is in the best interests of LaPorte Bancorp, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees for professional services rendered by Crowe Horwath LLP during the years ended December 31, 2010 and 2009.

The aggregate fees included in the Audit Fees category were fees for the fiscal years for the audit of our annual financial statements and the review of our quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the stated periods.

	Year Ended December 31, 2010	Year Ended December 31, 2009
Audit Fees	$193,600	$204,300
Audit-Related Fees	$23,800	$26,800
Tax Fees	$14,825	$19,875
All Other Fees	$31,737	$30,488

Audit Fees. For 2010 and 2009, the audit fees include only fees that are customary under generally accepted auditing standards and government auditing standards and are the aggregate fees that we incurred for professional services rendered for the audit of our annual consolidated financial statements for fiscal years 2010 and 2009, and include fees for the review of our quarterly consolidated financial statements included in our quarterly Form 10-Q’s for both years. Additionally, 2009 includes audit fees related to Sarbanes-Oxley Section 404 internal control compliance prior to its delay in October 2009.

Audit Related Fees. The audit related fees for 2010 include professional services for the audit of all 401(k) plans and accounting related consultations. The audit related fees for 2009 include professional services for the audit of all 401(k) plans and accounting related consultations.

Tax Fees. The tax fees for 2010 and 2009 include professional services for preparation of federal and state income tax returns and assistance in preparing quarterly estimated tax deposits.

All Other Fees. All other fees for 2010 include professional services for trust review services; compliance and BSA review services; and renewal of Sarbanes-Oxley Section 404 software. All other fees for 2009 include compliance and BSA review services.

The Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining the independence of Crowe Horwath LLP. The Audit Committee concluded that performing such services does not affect the independence of Crowe Horwath LLP in performing its function as our independent registered public auditing firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public auditing firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee when expedition of services is necessary. The independent registered public auditing firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public auditing firm in accordance with this pre-approval, and the fees for the services performed to date. All audit-related fees, tax fees and all other fees described above were approved either as part of our engagement of Crowe Horwath LLP or pursuant to the pre-approval policy described above.

In order to ratify the selection of Crowe Horwath LLP as the independent registered public auditing firm for the year ending December 31, 2011, the proposal must receive the affirmative vote of at least a majority of the votes represented at the annual meeting in favor of such ratification. The Audit Committee of the Board of Directors recommends a vote “FOR” the ratification of Crowe Horwath LLP as the independent registered public auditing firm for the year ended December 31, 2011.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

The following table sets forth for the years ended December 31, 2010 and 2009 certain information as to the total compensation paid by us to our principal executive officer and to our two most highly compensated executive officers other than our principal executive officer (“Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Non equity Incentive Compensation ($)	All Other Compensation ($)	Total ($)
Lee A. Brady	2010	219,466	32,939	25,542(1)	277,947
President and Chief Executive Officer	2009	211,150	52,787	23,290	287,227

Michele M. Thompson	2010	145,930	22,815	5,865(2)	174,610
Executive Vice President and Chief Financial Officer	2009	140,400	28,080	4,117	172,597

Patrick W. Collins	2010	110,000	165,000	8,421(3)	283,421
Senior Vice President/Mortgage Warehouse Lending	2009	72,769	75,949	1,448	150,166

(1)

 Includes $3,577 and $4,386 for 2010 and 2009, respectively, in contributions by The LaPorte Savings Bank to Mr. Brady’s 401(k) Savings Plan, $4,467 and $2,196 for 2010 and 2009, respectively, in ESOP shares, $13,142 and $12,250 for 2010 and 2009, respectively, for personal use of The LaPorte Savings Bank owned automobile, and $4,355 and $4,458 for 2010 and 2009, respectively, in imputed income from The LaPorte Savings Bank life insurance plans.

(2)

 Includes $1,691 and $2,241 for 2010 and 2009, respectively, in contributions by the LaPorte Savings Bank to Ms. Thompson’s 401(k) Savings Plan, $3,172 and $1,460 for 2010 and 2009, respectively, in ESOP shares, and $1,002 and $416 for 2010 and 2009, respectively, in imputed income from The LaPorte Savings Bank life insurance plans.

(3)

 Includes $3,675 and $1,356 for 2010 and 2009, respectively, in contributions by the LaPorte Savings Bank to Mr. Collins’401(k) Savings Plan, $4,467 and $0 for 2010 and 2009, respectively, in ESOP shares, and $279 and $92 for 2010 and 2009, respectively, in imputed income from The LaPorte Savings Bank life insurance plans.

Employment Agreements

Employment Agreements. On February 26, 2008, The LaPorte Savings Bank entered into employment agreements with each of Mr. Brady and Ms. Thompson. Each of these agreements has substantially similar terms and has an initial term of three years. Commencing on the first anniversary of the agreements and on each subsequent anniversary thereafter, the agreements will be renewed for an additional year so that the remaining term will be three years, subject to termination on notice as provided in the agreements. The current base salaries for Mr. Brady and Ms. Thompson are $228,380 and $151,857, respectively. The employment agreements were amended in 2008 in order to comply with Section 409A of the Internal Revenue Code. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following (i) failure to elect or reelect or to appoint or reappoint the executive to the executive position, (ii) a material change in the nature or scope of the executive’s authority resulting in a reduction of the responsibility, scope, or importance of executive’s position, (iii) relocation of executive’s office by more than 20 miles, (iv) a material reduction in the benefits or perquisites paid to the executive unless such reduction is employer-wide, or (v) a material breach of the employment agreement by The LaPorte Savings Bank, then the executive would be entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonus the executive would be entitled to receive for the remaining unexpired term of the employment agreement. For this purpose, the bonuses payable will be deemed to be equal to the highest bonus paid at any time during the prior three years, plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on executive’s behalf under The LaPorte Savings Bank’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for the remaining unexpired term of the employment agreement earning the salary that would have been achieved during such period. Internal Revenue Code Section 409A may require that a portion of the above payments cannot be made until six months after termination of employment, if the executive is a “key employee” under IRS rules. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for the remaining unexpired term of the employment agreement.

In the event of a change in control of The LaPorte Savings Bank or LaPorte Bancorp,Inc., followed by executive’s involuntary termination or resignation for one of the reasons set forth above within 18 months thereafter, the executive would be entitled to a severance payment in the form of a cash lump sum equal to (a) three (3) times the sum of (i) the highest rate of base salary paid to the executive at any time, and (ii) the highest bonus paid to the executive with respect to the three (3) completed fiscal years prior to termination of employment, plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on the executive’s behalf under The LaPorte Savings Bank’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for an additional thirty-six (36) months after termination of employment, earning the salary that would have been achieved during such period. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for thirty-six (36) months following the termination of employment. In the event payments made to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, such payments will be cutback by the minimum dollar amount necessary to avoid this result.

Under each employment agreement, if an executive becomes disabled within the meaning of such term under Section 409A of the Internal Revenue Code, the executive shall receive benefits under any short-term or long-term disability plans maintained by The LaPorte Savings Bank, plus, if amount paid under such disability programs are less than the executive’s base salary, The LaPorte Savings Bank shall pay the executive an additional amount equal to the difference between such disability plan benefits and the amount of the executive’s full base salary for five years following the termination of employment due to disability. Thereafter, Ms. Thompson will receive 75% of her base salary until she reaches age 65. The LaPorte Savings Bank will also provide the executive with continued life insurance and non-taxable medical and dental coverage until the earlier of (i) the date the executive returns to employment with The LaPorte Savings Bank, (ii) the executive’s full-time employment with another employer, (iii) the executive attaining the age of 65, or (iv) death. In the event of executive’s death, their estate or beneficiaries will be paid the executive’s base salary for two years from executive’s death, and the executive’s family will be entitled to continued non-taxable medical, dental and other insurance for thirty-six months following the executive’s death. Upon retirement at age 65 or such later date determined by the Board, the executive will receive only those benefits to which they are entitled under any retirement plan of The LaPorte Savings Bank to which they are a party.

Upon termination of the executive’s employment, the executive shall be subject to certain restrictions on their ability to compete, or to solicit business or employees of The LaPorte Savings Bank for a period of one year following termination of employment.

On December 28, 2010, The LaPorte Savings Bank entered into an employment agreement with Mr. Patrick W. Collins effective January 1, 2011. The agreement has a term of two years and will expire on December 31, 2012 unless the Bank and Mr. Collins mutually agree to extend the term. The employment agreement sets out his annual base salary as $115,000 for the year 2011. In the event of a termination of employment, the employment agreement does not provide for any severance payments or benefits. Upon termination of Mr. Collins’ employment, he shall be subject to certain confidentiality restrictions and restrictions on his ability to solicit business or employees of The LaPorte Savings Bank for a period of one year following termination of employment.

Retirement Plans

401(k) Plan. The LaPorte Savings Bank adopted a 401(k) Savings Plan, a tax-qualified defined contribution plan, effective as of July 1, 1994 and restated on February 1, 2010, for all employees of The LaPorte Savings Bank who have satisfied the plan’s eligibility requirements. Prior to February 1, 2010, employees became eligible to participate in the 401(k) Savings Plan upon the reaching of the age of 21, and participation in the 401(k) Savings Plan begins on the first day of the next calendar quarter following reaching the age of 21. Commencing on February 1, 2010, employees become eligible to participate in the 401(k) Savings Plan the first day of the quarter following the date that they have met the requirements of having at least one calendar year of service and reaching the age of 21. Eligible employees may contribute up to 75% of their compensation to the plan on a pre-tax basis, subject to limitations imposed by the Internal Revenue Code of 1986, as amended. For 2010, the salary deferral contribution limit was $16,500; provided, however, that participants over age 50 could have contributed an additional $5,500 to the plan. The LaPorte Savings Bank matched 50% of the first 6% of a participant’s deferral contribution, through May, 2009. Beginning in June, 2009, the match was reduced to 25% of the first 6% of a participant’s deferral contribution. Participants are vested in their employer matching contributions on a 20% per year vesting schedule whereby each employee is 100% vested following the completion of five years of service. Generally, payment of the participants’ vested account balance may commence on the date on which they attain their normal retirement age, which is the older of (i) age 60, or (ii) their age on the date 5 years after the first day of the plan year in which the participants’ entry date occurred.

Employee Stock Ownership Plan. The LaPorte Savings Bank adopted the Employee Stock Ownership Plan (“ESOP”), effective as of January 1, 2007 and restated effective January 1, 2011. Employees of The LaPorte Savings Bank, who are at least 21 years old and have completed at least 1,000 hours and one calendar year of service, are eligible to participate. They are eligible to participate as of the first day of the quarter after meeting the eligibility requirements. In 2007, the ESOP borrowed funds from LaPorte Bancorp, Inc. and used those funds to purchase 180,894 shares of common stock for the ESOP. The loan will be repaid principally from discretionary contributions by The LaPorte Savings Bank to the ESOP over a period of not more than 20 years. Collateral for the loan is the common stock purchased by the ESOP. Shares purchased by the ESOP are held in a suspense account for allocation among participants’ accounts as the loan is repaid, and are released in an amount proportional to the repayment of the loan. Shares released from the suspense account and other contributions made by The LaPorte Savings Bank are allocated among the ESOP participants’ accounts on the basis of their compensation earned in the year of allocation. Benefits under the ESOP will become vested at the rate of 20% per year, starting upon completion of 1 year of credited service, and will be fully vested upon completion of 5 years of credited service. Participants’ interest in their account under the ESOP also fully vest in the event of termination of service due to the participants’ normal retirement, death, disability, or upon a change in control (as defined in the ESOP). Vested benefits will be payable generally upon the participants’ termination of service with The LaPorte Savings Bank, and will be paid in the form of common stock, or to the extent participants’ accounts contain cash, benefits will be paid in cash. However, participants have the right to elect to receive their benefits entirely in the form of common stock.

Supplemental Executive Retirement Plan. The LaPorte Savings Bank entered into Supplemental Executive Retirement Agreements (“Supplemental Retirement Plan”) with Messrs. Brady and Klosinski effective August 1, 2002. On October 26, 2010, the Bank entered into a Supplemental Executive Retirement Plan Agreement with Ms. Michele M. Thompson that has substantially the same terms as the Plans entered into in 2002. The Supplemental Retirement Plan was amended on September 23, 2008 to comply with Internal Revenue Code Section 409A and restated effective October 26, 2010. If the executive’s employment is terminated on or after the executive’s normal retirement age (65) for reasons other than death, for cause or change in control, the executive will be entitled to an annual benefit under the Supplemental Retirement Plan equal to 2% of his base salary multiplied by the number of years of service (not to exceed 20) of the executive. The Supplemental Retirement Plan benefit will be paid to the executive in 12 equal monthly installments commencing with the month following the executive’s normal retirement date, and payable for a period of 15 years. If the executive terminates employment other than for cause prior to the executive’s normal retirement age, the executive will receive his accrued balance in the Supplemental Retirement Plan, computed as of the last completed fiscal year end of The LaPorte Savings Bank preceding the executive’s date of termination. Such benefit will be paid in the form of a fixed annuity in 180 equal monthly installments commencing on the first day of the month following the executive’s termination of employment, or if the executive’s termination of employment is due to disability, on the first day of the month following the executive’s normal retirement age. In the event of a change in control followed by the executive’s termination of employment within 24 months thereafter, the executive will receive his projected accrued balance under the plan, calculated as if the executive attained his normal retirement age. Such benefit will be paid in the form of a lump sum within 60 days following the executive’s date of termination. Participants in the Supplemental Retirement Plan have also entered into an endorsement split dollar life agreement to informally fund the pre-retirement death benefits under the Supplemental Retirement Plan. If an executive dies while actively employed by The LaPorte Savings Bank, the executive will not receive any benefits under the Supplemental Retirement Plan and, instead, the executive’s beneficiary shall receive a benefit payable under the split dollar agreement.

On December 28, 2010, The LaPorte Savings Bank entered into a Supplemental Employment Retirement Plan Agreement with Mr. Patrick W. Collins, that has substantially the same terms as those entered into in 2002 with Messrs. Brady and Klosinski. However, Mr. Collins’ Plan differs in that if his employment is terminated on or after his normal retirement age (65) for reasons other than death, for cause or change in control, he will be entitled to an annual benefit under the Supplemental Retirement Plan equal to 2% of his base salary multiplied by the number of years of service not to exceed 15 years, rather than not to exceed 20 years. Mr. Collins also has a split dollar life agreement to informally fund the pre-retirement death benefits under the Supplemental Retirement Plan.

The aggregate expense attributable to the Supplemental Retirement Plan was approximately $214,000 for the year ended December 31, 2010.

Deferred Compensation Agreement. The LaPorte Savings Bank entered into a deferred compensation agreement with Mr. Brady initially effective as of February 27, 1979, and amended effective September 23, 2008 to comply with Internal Revenue Code Section 409A. In accordance with the terms of the deferred compensation agreement, if Mr. Brady is continuously employed by The LaPorte Savings Bank through his 65th birthday, upon his retirement, Mr. Brady will generally be entitled to receive compensation of $200 per month for a continuous period of 120 months. If Mr. Brady dies after the payments have begun, but before receiving 120 monthly payments, the remaining payments shall be paid to Mr. Brady’s widow for the shorter of his widow’s lifetime, or until the date of the 120th monthly payment. The expense attributable to the deferred compensation agreement was approximately $1,000 for the year ended December 31, 2010.

Compensation of Directors

The following table sets forth the compensation earned by non-employee directors during the year ended December 31, 2010.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Paul G. Fenker	23,550	7,910(2)	31,460
Ralph F. Howes	23,550	7,504(2)	31,054
Mark A. Krentz	23,550	10,431(2)	33,981
L. Charles Lukmann, III	23,550	4,121(2)	27,671
Jerry L. Mayes	23,550	7,910(2)	31,460
Dale A. Parkison	23,550	6,594(2)	30,144
Robert P. Rose (1)	9,813	—	9,813
Thomas D. Sallwasser	23,550	2,560(2)	26,110

(1) Mr. Rose was appointed to the Board of Directors on August 10, 2010.

(2) Amounts represent health insurance premiums paid by The LaPorte Savings Bank.

In 2011, each non-employee director will be paid an annual retainer fee of $24,150, paid in equal monthly installments.

Transactions With Certain Related Persons

Loans and Extensions of Credit. The aggregate amount of loans by The LaPorte Savings Bank to its executive officers and directors and members of their immediate families, was $1,468,000 at December 31, 2010. As of that date, these loans were performing according to their original terms. The outstanding loans made to our directors and executive officers, and members of their immediate families, were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to The LaPorte Savings Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.

ADVANCE NOTICE OF NOMINATIONS AND BUSINESS TO BE CONDUCTED

AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Secretary. To be timely a stockholder’s notice must be delivered to or mailed and received at our principal executive offices no later than five days before the date of the meeting. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting; (b) the name and address, as they appear on our books, of the stockholder proposing such business; (c) the class and number of shares of LaPorte Bancorp, Inc. which are beneficially owned by the stockholder; and (d) any material interest of the stockholder in such business. The chairperson of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of our Bylaws, and if he or she should so determine, the chairperson shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2012 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 710 Indiana Avenue, LaPorte, Indiana 46350, no later than December 6, 2011. If the date of the 2012 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by LaPorte Bancorp, Inc. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares of common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally, by telephone or other forms of communication without additional compensation. LaPorte Bancorp, Inc. has retained Phoenix Advisory Partners, LLC to assist it in soliciting proxies, and has agreed to pay Phoenix Advisory Partners, LLC a fee of $5,500 plus reasonable expenses for these services.

Our Annual Report for the year ended December 31, 2010 has been mailed to all stockholders of record as of March 21, 2011. Any stockholder may obtain a copy of our Annual Report by writing us at LaPorte Bancorp, Inc., 710 Indiana Avenue, LaPorte, Indiana 46350.

BY ORDER OF THE BOARD OF DIRECTORS

Russell L. Klosinski
Corporate Secretary

LaPorte, Indiana

April 4, 2011

LAPORTE BANCORP, INC. ATTN: SHAREHOLDER RELATIONS 710 INDIANA AVENUE LAPORTE, IN 46350	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M33071-P07806	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

LAPORTE BANCORP, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
Vote on Directors		☐	☐	☐
1.	Election of Directors
Nominees:
01) Lee A. Brady
02) Paul G. Fenker
03) Ralph F. Howes
04) Robert P. Rose

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:							For	Against	Abstain
2.	The approval of the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan.						☐	☐	☐

3.	The ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm of LaPorte Bancorp, Inc. for the fiscal year ending December 31, 2011.						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.				☐
Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report with Form 10-K are available at www.proxyvote.com.

M33072-P07806

LAPORTE BANCORP

Annual Meeting of Shareholders

May 10, 2011 6:00 PM, Local Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of LaPorte Bancorp, Inc. which the undersigned is entitled to vote at the 2011 Annual Meeting of Stockholders of LaPorte Bancorp, Inc. (the “Company”) to be held at the Company’s main office located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m., (local time) on Tuesday, May 10, 2011 or any adjournment or postponement thereof (the “Annual Meeting”). The Board of Directors is authorized to cast all votes to which the undersigned is entitled to. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

LAPORTE BANCORP, INC.

CONFIDENTIAL VOTING INSTRUCTION LETTER

SOLICITED ON BEHALF OF THE TRUSTEE OF

THE LAPORTE SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN

The LaPorte Savings Bank Employee Stock Ownership Plan (the “ESOP”) allows participants to vote the common stock of our parent company, LaPorte Bancorp, Inc. (the “Company”) that has been allocated to the participants’ ESOP accounts. In accordance with the ESOP document, participants who have shares allocated to their accounts have the right to direct the Trustee as to the voting of such shares at the Company’s Annual Meeting of Stockholders to be held at our main office, located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 10, 2011 (the “Annual Meeting”). As a participant in the ESOP with shares of Company common stock allocated to your account as of March 21, 2011, the record date for the Annual Meeting, you are eligible to direct the vote of such shares at the Annual Meeting.

Principal Trust Company is the trustee (the “Trustee”) for the ESOP. The Trustee is directed to vote the shares of Company common stock allocated to the participants’ accounts in accordance with the voting instructions received from the participants, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company has retained Broadridge as its agent to receive the Vote Authorization Form completed by participants in the ESOP and to tabulate the results.

The Company is forwarding this Confidential Voting Instruction Letter and ESOP Vote Authorization Form so that you may convey your voting instructions on the matters to be considered at the Annual Meeting and on such other business as may properly come before the Annual Meeting or any adjournment thereof. The Company is not aware of any other business to be brought before the Annual Meeting other than as set forth in the accompanying proxy statement. Your individual vote will not be revealed to the Company. In order to direct the voting of the shares allocated to your account, you must complete, sign and date the ESOP Vote Authorization Form and return it in the accompanying postage-paid envelope to Broadridge at the following address: 51 Mercedes Way, Edgewood, NY 11717. You may also vote electronically or via phone by following the instructions on the Vote Authorization Form.

Your ESOP Vote Authorization Form must be received by Broadridge no later than Tuesday, May 3, 2011.

Your vote and the votes of other participants will be tallied by Broadridge and the results provided to the Trustee who will:

1.

vote the shares held in the ESOP FOR or AGAINST (or in the case of the director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) each proposal specified on the Vote Authorization Form based on the timely voting instructions it has received from participants (if no instructions are specified and the vote authorization form is returned signed, the vote authorization form will be considered a vote “FOR” each of the proposals stated), and

2.

vote all shares held in the unallocated account, if any, and all shares as to which participants have directed the Trustee to ABSTAIN or for which it has received no timely instructions, FOR or AGAINST (or, in the case of the director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) the proposals specified on the Vote Authorization Form in the same proportion as shares for which it has received timely voting instructions to vote FOR or AGAINST (or, in the case of the director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) the proposals (please note that a vote to ABSTAIN on any proposal will be considered the same as failing to timely return instructions on that proposal), and in either case, so long as such vote is solely in the interest of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of the Company common stock held in the ESOP will be voted either FOR or AGAINST (or, in the case of director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) each proposal specified on the ESOP Vote Authorization Form.

Thus, if you timely provide voting instructions, you, in effect, will be voting the shares allocated to your ESOP account and participating in the voting of unallocated shares and shares allocated to other ESOP participants’ accounts for which timely voting instructions are not received, or an instruction to ABSTAIN is received.

LAPORTE BANCORP, INC. ATTN: SHAREHOLDER RELATIONS 710 INDIANA AVENUE LAPORTE, IN 46350	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Tuesday, May 3, 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Tuesday, May 3, 2011. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it is received by Tuesday, May 3, 2011.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M33073-P07806	KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTE AUTHORIZATION FORM IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

LAPORTE BANCORP, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
Vote on Directors		☐	☐	☐
1.	Election of Directors
Nominees:
01) Lee A. Brady
02) Paul G. Fenker
03) Ralph F. Howes
04) Robert P. Rose

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:							For	Against	Abstain
2.	The approval of the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan.						☐	☐	☐

3.	The ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm of LaPorte Bancorp, Inc. for the fiscal year ending December 31, 2011.						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.				☐

I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement, dated April 4, 2011, the Annual Report for the year ended December 31, 2010, and the voting instructions and ESOP Authorization Form.

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No		Please complete, sign, date and submit this form in the enclosed postage-paid envelope as soon as possible. Your ESOP Vote Authorization Form must be received by no later than Tuesday, May 3, 2011.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report with Form 10-K are available at www.proxyvote.com.

M33074-P07806

THE LAPORTE SAVINGS BANK

EMPLOYEE STOCK OWNERSHIP PLAN

Solicited on behalf of the Trustee of The LaPorte Savings Bank

Employee Stock Ownership Plan

I understand that I have the right to direct The LaPorte Savings Bank ESOP trustee to vote the shares that have been allocated to my ESOP account. I have been advised that my voting instructions are solicited for the Annual Meeting of Stockholders of LaPorte Bancorp, Inc. (the “Company”) to be held at the Company’s main office, located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 10, 2011, or any adjournment or postponement thereof (the “Annual Meeting”).

If any other business is brought before the Annual Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of The LaPorte Savings Bank ESOP. At the present time, the Company knows of no other business to be brought before the Annual Meeting.

The Trustee of The LaPorte Savings Bank ESOP is hereby directed to vote shares allocated to my account under The LaPorte Savings Bank ESOP as indicated. If I do not return this ESOP Vote Authorization Form in a timely manner, shares allocated to my ESOP account will be voted in proportion to the manner in which other participants have voted their interests, subject to the determination that such a vote is of the exclusive benefit of plan participants and beneficiaries. Abstentions will be similarly treated, but solely with respect to the proposal for which an abstention is marked.

IF NO INSTRUCTIONS ARE SPECIFIED AND THIS ESOP VOTE AUTHORIZATION FORM IS RETURNED, SIGNED, THIS FORM WILL BE CONSIDERED A VOTE FOR EACH OF THE PROPOSALS STATED ABOVE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

LAPORTE BANCORP, INC.

CONFIDENTIAL VOTING INSTRUCTION LETTER

SOLICITED ON BEHALF OF THE TRUSTEE OF THE

SAVINGS PLAN FOR EMPLOYEES OF THE LAPORTE SAVINGS BANK

Shares of common stock of LaPorte Bancorp, Inc. (the “Company”) are held by the Savings Plan for Employees of The Laporte Savings Bank (the “401(k) Plan”). In accordance with the 401(k) Plan document, shares of the Company’s common stock held by the 401(k) Plan are eligible to be counted toward the stockholder vote at the Company’s Annual Meeting of Stockholders to be held at our main office, located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 10, 2011 (the “Annual Meeting”). Therefore, as a participant in the 401(k) Plan with an investment in shares of Company common stock as of March 21, 2011, the record date for the meeting, you are eligible to direct the vote of your proportionate share of the Company’s common stock held in the 401(k) Plan.

Principal Trust Company is the trustee (the “Trustee”) for the 401(k) Plan. The Trustee is directed to vote those shares of the Company’s common stock held in the 401(k) Plan proportionately in accordance with the timely voting instructions it receives from participants. The Company has retained Broadridge as its agent to receive the 401(k) Plan Vote Authorization Form completed by participants in the 401(k) Plan and to tabulate the results.

The Company is forwarding this Confidential Voting Instruction Letter and 401(k) Plan Vote Authorization Form so that you may convey your voting instructions on the matters to be considered at the Annual Meeting and on such other business as may properly come before the Annual Meeting or any adjournment thereof. The Company is not aware of any other business to be brought before the Annual Meeting other than as set forth in the accompanying proxy statement. Your individual vote will not be revealed to the Company. In order to direct the voting of your proportionate share of the Company’s common stock held in the 401(k) Plan, you must complete, sign and date the 401(k) Plan Vote Authorization Form and return it in the accompanying postage-aid envelope to Broadridge at the following address: 51 Mercedes Way, Edgewood, NY 11717. You may also vote electronically or via phone by following the instructions on the Vote Authorization Form.

Your 401(k) Plan Vote Authorization Form must be received by Broadridge no later than Tuesday, May 3, 2011.

Your vote and the votes of other participants will be tallied by Broadridge and the results provided to the Trustee who will:

1.

vote the shares held in the 401(k) Plan FOR or AGAINST (or, in the case of director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) each proposal specified on the 401(k) Plan Vote Authorization Form based on the timely voting instructions it has received from participants, and

2.

vote the shares as to which no timely instructions have been received FOR or AGAINST (or, in the case of the director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) in the same proportion as those shares for which the Trustee has received timely voting instructions to vote FOR or AGAINST (or, in the case of the director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) the proposals, and in either case, so long as such vote is solely in the interest of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. Please note that a vote to ABSTAIN on any proposal means that your shares will not be voted with respect to the proposal for which you elected to ABSTAIN.

LAPORTE BANCORP, INC.

CONFIDENTIAL VOTING INSTRUCTION LETTER

SOLICITED ON BEHALF OF THE TRUSTEE OF

THE LAPORTE SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN

The LaPorte Savings Bank Employee Stock Ownership Plan (the “ESOP”) allows participants to vote the common stock of our parent company, LaPorte Bancorp, Inc. (the “Company”) that has been allocated to the participants’ ESOP accounts. In accordance with the ESOP document, participants who have shares allocated to their accounts have the right to direct the Trustee as to the voting of such shares at the Company’s Annual Meeting of Stockholders to be held at our main office, located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 10, 2011 (the “Annual Meeting”). As a participant in the ESOP with shares of Company common stock allocated to your account as of March 21, 2011, the record date for the Annual Meeting, you are eligible to direct the vote of such shares at the Annual Meeting.

Principal Trust Company is the trustee (the “Trustee”) for the ESOP. The Trustee is directed to vote the shares of Company common stock allocated to the participants’ accounts in accordance with the voting instructions received from the participants, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company has retained Broadridge as its agent to receive the Vote Authorization Form completed by participants in the ESOP and to tabulate the results.

The Company is forwarding this Confidential Voting Instruction Letter and ESOP Vote Authorization Form so that you may convey your voting instructions on the matters to be considered at the Annual Meeting and on such other business as may properly come before the Annual Meeting or any adjournment thereof. The Company is not aware of any other business to be brought before the Annual Meeting other than as set forth in the accompanying proxy statement. Your individual vote will not be revealed to the Company. In order to direct the voting of the shares allocated to your account, you must complete, sign and date the ESOP Vote Authorization Form and return it in the accompanying postage-paid envelope to Broadridge at the following address: 51 Mercedes Way, Edgewood, NY 11717. You may also vote electronically or via phone by following the instructions on the Vote Authorization Form.

Your ESOP Vote Authorization Form must be received by Broadridge no later than Tuesday, May 3, 2011.

Your vote and the votes of other participants will be tallied by Broadridge and the results provided to the Trustee who will:

1.

vote the shares held in the ESOP FOR or AGAINST (or in the case of the director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) each proposal specified on the Vote Authorization Form based on the timely voting instructions it has received from participants (if no instructions are specified and the vote authorization form is returned signed, the vote authorization form will be considered a vote “FOR” each of the proposals stated), and

2.

vote all shares held in the unallocated account, if any, and all shares as to which participants have directed the Trustee to ABSTAIN or for which it has received no timely instructions, FOR or AGAINST (or, in the case of the director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) the proposals specified on the Vote Authorization Form in the same proportion as shares for which it has received timely voting instructions to vote FOR or AGAINST (or, in the case of the director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) the proposals (please note that a vote to ABSTAIN on any proposal will be considered the same as failing to timely return instructions on that proposal), and in either case, so long as such vote is solely in the interest of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of the Company common stock held in the ESOP will be voted either FOR or AGAINST (or, in the case of director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) each proposal specified on the ESOP Vote Authorization Form.

Thus, if you timely provide voting instructions, you, in effect, will be voting the shares allocated to your ESOP account and participating in the voting of unallocated shares and shares allocated to other ESOP participants’ accounts for which timely voting instructions are not received, or an instruction to ABSTAIN is received.

LAPORTE BANCORP, INC. ATTN: SHAREHOLDER RELATIONS 710 INDIANA AVENUE LAPORTE, IN 46350	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Tuesday, May 3, 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Tuesday, May 3, 2011. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it is received by Tuesday, May 3, 2011.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M33075-P07806	KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTE AUTHORIZATION FORM IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

LAPORTE BANCORP, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
Vote On Directors		☐	☐	☐
1.	Election of Directors
Nominees:
01) Lee A. Brady
02) Paul G. Fenker
03) Ralph F. Howes
04) Robert P. Rose

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:							For	Against	Abstain
2.	The approval of the LaPorte Bancorp, Inc. 2011 Equity Incentive Plan.						☐	☐	☐

3.	The ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm of LaPorte Bancorp, Inc. for the fiscal year ending December 31, 2011.						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.				☐

I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement, dated April 4, 2011, the Annual Report for the year ended December 31, 2010, and the voting instructions and 401(k) Plan Vote Authorization Form.

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please complete, sign, date and submit this form in the enclosed postage-paid envelope as soon as possible. Your 401(k) Plan Vote Authorization Form must be received by no later than Tuesday, May 3, 2011.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report with Form 10-K are available at www.proxyvote.com.

M33076-P07806

SAVINGS PLAN FOR EMPLOYEES OF THE

LAPORTE SAVINGS BANK

Solicited on behalf of the Trustee of the Savings Plan for

Employees of the LaPorte Savings Bank

I understand that I have the right to direct the Trustee for the Savings Plan for Employees of the LaPorte Savings Bank to vote my proportionate interest in said plan. I have been advised that my voting instructions are solicited for the Annual Meeting of Stockholders of LaPorte Bancorp, Inc. (the “Company”) to be held at the Company’s main office, located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 10, 2011, or any adjournment or postponement thereof (the “Annual Meeting”).

If any other business is brought before the Annual Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries in the Savings Plan for Employees of the LaPorte Savings Bank. At the present time, the Company knows of no other business to be brought before the Annual Meeting.

The Trustee of the Savings Plan for Employees of the LaPorte Savings Bank is hereby directed to vote my proportionate interest in the Savings Plan for Employees of The LaPorte Savings Bank as indicated. If I do not return this 401(k) Plan Vote Authorization Form in a timely manner, shares representing my interest in said plan will be voted in proportion to the manner in which other participants have voted their interests, subject to the determination that such a vote is of the exclusive benefit of plan participants and beneficiaries.

IF NO INSTRUCTIONS ARE SPECIFIED AND THIS 401(K) PLAN VOTE AUTHORIZATION FORM IS RETURNED, SIGNED, THIS FORM WILL BE CONSIDERED A VOTE FOR EACH OF THE PROPOSALS STATED ABOVE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
CONTINUED AND TO BE SIGNED ON REVERSE SIDE